FOR IMMEDIATE RELEASE

CONTACTS:
Investors — Scott Pond (801) 345-2657, spond@nuskin.com
Media — Kara Schneck (801) 345-2116, kschneck@nuskin.com

NU SKIN ISSUES STATEMENT ON CHINA BUSINESS

PROVO, Utah, Jan. 16, 2014 – Nu Skin Enterprises, Inc. (NYSE: NUS) today issued the following statement in regards to its China business.
"We are aware that Chinese regulators have now initiated investigations to review issues raised by recent news reports. The government regularly monitors all businesses in this rapidly growing marketplace, and as is our practice, we will continue to communicate openly with regulators to address any questions they may have.
"As part of our ongoing commitment to comply with all applicable Chinese regulations, we have initiated our own province-by-province business review and will invite relevant regulators to provide guidance. Given the substantial growth in our China salesforce over the last year, we are also taking additional steps to reinforce our training and education efforts. As we work through this evolving situation and remain focused on long-term growth, there will likely be a negative impact on China revenue, but it is too early to know whether our previous guidance will be affected.
"We remain committed to working cooperatively with the government to ensure long-term, sustainable growth in this important market. Nu Skin has an 11-year history of doing business in China. We are dedicated to operating in full compliance with all applicable regulations as interpreted and enforced by the government of China."

-more-

Nu Skin China Business
Jan. 16, 2014

About Nu Skin Enterprises, Inc.
Nu Skin Enterprises, Inc. demonstrates its tradition of innovation through its comprehensive anti-aging product portfolio, independent business opportunity and corporate social responsibility initiatives. The company's scientific leadership in both skin care and nutrition has established Nu Skin as a premier anti-aging company. The company's anti-aging products feature the new ageLOC suite of products including the ageLOC® TR90™ weight management and body shaping system, ageLOC® R2 nutritional supplement, and ageLOC® Transformation daily skin care system. A global direct selling company, Nu Skin operates in 53 markets worldwide and is traded on the New York Stock Exchange under the symbol 'NUS'. More information is available at http://www.nuskin.com.

Please Note: This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended that represent the company's current expectations and beliefs. All statements other than statements of historical fact are "forward-looking statements" for purposes of federal and state securities laws and include, but are not limited to, statements of management's expectations regarding government investigations in Mainland China, statements relating to the company's compliance and government relations efforts and the company's initiatives and plans in Mainland China; statements of management's expectations regarding revenue, statements of belief; and statements of assumptions underlying any of the foregoing. In some cases, you can identify these statements by forward-looking words such as "believe," "expect," "project," "anticipate," "estimate," "intend," "plan," "targets," "likely," "will," "would," "could," "may," "might," the negative of these words and other similar words.

The forward-looking statements and related assumptions involve risks and uncertainties that could cause actual results and outcomes to differ materially from any forward-looking statements or views expressed herein. These risks and uncertainties include, but are not limited to, the following:
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risk that regulatory and media scrutiny and investigations in Mainland China, and any resulting steps taken by the company, could negatively impact the company's revenue and business in this market, including the interruption of sales activities, loss of licenses, and the imposition of fines, and any other adverse actions or events; and

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risks associated with rapid growth in Mainland China, which could strain our ability to effectively manage our operations, and result in, among other things, product delays or shortages, operating mistakes and errors, inadequate customer service, inappropriate claims or promotions by our sales force, and governmental inquires and investigations, all of which could harm our revenue and ability to generate sustained growth and result in unanticipated expenses.

The company's financial performance and the forward-looking statements contained herein are further qualified by a detailed discussion of associated risks set forth in the documents filed by the company with the Securities and Exchange Commission. The forward-looking statements set forth the company's beliefs as of the date that such information was first provided and the company assumes no duty to update the forward-looking statements contained in this release to reflect any change except as required by law.
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